UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Global Income Fund, Inc. Aberdeen Australia Equity Fund, Inc
(Name of Registrant as Specified In Its Charter)

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ABERDEEN GLOBAL INCOME FUND, INC.
ABERDEEN AUSTRALIA EQUITY FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 24, 2020

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. (each, a "Fund," and collectively, the "Funds") (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") will be held at the offices of Aberdeen Standard Investments Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on the following dates and at the following times:

Aberdeen Australia Equity Fund, Inc. (NYSE MKT: "IAF")  April 24, 2020  9:30 a.m. eastern time

Aberdeen Global Income Fund, Inc. (NYSE MKT: "FCO")  April 24, 2020  10:00 a.m. eastern time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Directors
FCO — To elect two Class I Directors, each to serve for a three-year term.
IAF — To elect two Class II Directors, each to serve for a three-year term.

Proposal 2: To consider the continuation of the term of one Director for FCO and two Directors for IAF under each Fund's Corporate Governance Policies.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on March 5, 2020 (the "Record Date"). If you attend the Annual Meetings, you may vote your shares in person. Even if you expect to attend the Annual Meetings, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to shareholders on or about March 9, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on April 24, 2020: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeenstandard.com/en-us/cefinvestorcenter. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Boards of Directors,

Megan Kennedy, Vice President and Secretary
Aberdeen Global Income Fund, Inc.
Aberdeen Australia Equity Fund, Inc.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

March 9, 2020
Philadelphia, Pennsylvania

ABERDEEN GLOBAL INCOME FUND, INC. ("FCO")
ABERDEEN AUSTRALIA EQUITY FUND, INC. ("IAF")

(each, a "Fund" and collectively, the "Funds")

1900 Market Street, Suite 200
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on April 24, 2020

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each, a "Board," and collectively, the "Boards," with members of each Board being referred to as "Directors") to be voted at the Annual Meeting of Shareholders of each Fund (each, a "Meeting," and collectively, the "Meetings") to be held at the offices of Aberdeen Standard Investments Inc. ("ASI") located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Friday, April 24, 2020 and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy Card") accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed to shareholders on or about March 9, 2020.

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Directors
FCO — To elect two Class I Directors, each to serve for a three-year term.
IAF — To elect two Class II Directors, each to serve for a three-year term.

Proposal 2: To consider the continuation of the term of one Director for FCO and two Directors for IAF under each Fund's Corporate Governance Policies.

All properly executed proxies received prior to a Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal (as defined below). The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending a Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

The presence at each Meeting, in person or by proxy, of the shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at a Meeting, withheld votes and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to Proposal 1 for FCO, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is necessary for the election of a common share Director, provided that, for the Fund, if the number of nominees for Director, as determined by the Secretary of the Fund, exceeds the number of Directors to be elected, the common share Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors. Under a plurality vote, the nominees who receive the highest number of votes up to the number of Directors to be elected will be elected even if they receive less than a majority of the votes cast. With regard to Proposal 1 for IAF, the vote of a plurality of all the votes cast at a meeting at which a quorum is present is necessary for the election of a common share Director. With respect to Proposal 2, the vote of a majority of the votes cast at a meeting at which a quorum is present is required. For purposes of the election of Directors for FCO, withheld votes and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote. For purposes of the election of Directors for IAF, withheld votes will not be counted as votes cast and will have no effect on the result of the vote, but broker 'non-votes' will be voted "FOR" the Proposal.

Each Board has adopted certain corporate governance policies for each Fund which include (i) a resignation policy which generally provides that (notwithstanding the plurality voting standard for IAF) an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to a Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund shareholders; (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by shareholders annually; and (iii) a policy whereby newly appointed directors will be submitted for consideration at the next regular shareholder meeting. With respect to clause (ii) above, Independent Directors currently serving on the Boards will be submitted to stockholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Board member's three-year term in office after the end of such Independent Director's current term.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting may adjourn the Meeting. For FCO, if a quorum is present but there are not sufficient votes to approve the Proposal, the chairman of the Meeting or the shareholders entitled to vote at such Meeting present in person, by a majority of the votes validly cast, may adjourn the Meeting to permit further solicitation of proxies on that Proposal. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date.

We will admit to a Meeting (1) all shareholders of record on March 5, 2020 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on March 5, 2020 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for each Fund will be entitled to one vote for each share held for their respective Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

FCO had outstanding 8,724,789 shares of common stock, par value $0.001 per share.

IAF had outstanding 22,742,326 shares of common stock, par value $0.01 per share.

Important Notice Regarding the Availability of Proxy Materials for the Meetings to Be Held on Friday, April 24, 2020 at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and each Fund's most recent annual report for the fiscal year ended October 31, 2019 are available on the Internet at http://www.aberdeenstandard.com/en-us/cefinvestorcenter. Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2019, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend a Meeting and vote in person.

Proposal 1: Election of Common Share Directors

Each Fund's bylaws provide that the Fund's Board be elected by holders of the Fund's common shares divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), of each Fund, the Funds' investment manager, Aberdeen Standard Investments (Asia) Limited (the "Investment Manager" or "ASIAL"), the Funds' investment adviser, Aberdeen Standard Investments Australia Limited (the "Investment Adviser" or "ASI Aus") or, in the case of FCO, the investment sub-adviser, Aberdeen Asset Managers Limited (the "Sub-Adviser" or "AAML"), are referred to in this Joint Proxy Statement as "Interested Directors." Directors who are not interested persons, as described above, are referred to in this Joint Proxy Statement as "Independent Directors."

Each Board, including the Independent Directors, upon the recommendation of each Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individuals for election as common share Directors to its Board as follows:

Aberdeen Global Income Fund, Inc.  P. Gerald Malone (Class I Director, 3-year term ending 2023)

  Moritz Sell (Class I Director, 3-year term ending 2023)

Aberdeen Australia Equity Fund, Inc.  P. Gerald Malone (Class II Director, 3-year term ending 2023)

  Peter D. Sacks (Class II Director, 3-year term ending 2023)

Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Joint Proxy Statement.

It is the intention of the persons named on the enclosed proxy card(s) to vote "FOR" the election of the persons indicated above to serve as common share Directors. The Boards know of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the affected Fund's Board may recommend.

The Directors, including the Independent Directors, unanimously recommend that shareholders vote "FOR" the nominees as Directors.

Proposal 2: Consideration of Continuation of Term for Director under the Corporate Governance Policies

As stated above, the Board has adopted Corporate Governance Policies which include a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by shareholders annually. Under the Corporate Governance Policies, Independent Directors currently serving on the Boards will be submitted to stockholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Board member's three-year term in office after the end of such Independent Director's current term. Neville J. Miles and Moritz Sell have each served out their term of office during which the Corporate Governance Policies were approved as well as a three-year term of office following that term. They each much therefore be put forth for consideration by shareholders annually pursuant to the Corporate Governance Policies.

Each Board, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, recommends the continuation of the following individuals put forth for consideration under the Funds' Corporate Governance Policies:

Aberdeen Global Income Fund, Inc.  Neville J. Miles (Class III Director, 3-year term ending 2022)

Aberdeen Australia Equity Fund, Inc.  Neville J. Miles (Class I Director, 3-year term ending 2022)

  Moritz Sell (Class I Director, 3-year term ending 2022)

If this Proposal 2 does not receive a majority of the votes cast on the terms set forth in FCO's by-laws, Mr. Miles will be deemed to have tendered his resignation for consideration by the FCO Board. If this Proposal 2 does not receive a majority of the votes cast on the terms set forth in IAF's Corporate Governance Policies, Mr. Miles and Mr. Sell each will be deemed to have tendered their resignation for consideration by the IAF Board. The Nominating and Corporate Governance Committee of each Fund shall make a recommendation to the respective Board on whether to accept or reject the resignation, or whether other action shall be taken. The respective Board(s) shall act on the resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, and shall publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the voting results. Mr. Miles and Mr. Sell each will not participate in the Nominating and Corporate Governance Committee's recommendation or the respective Board's decision.

It is the intention of the persons named on the enclosed proxy card(s) to vote "FOR" the election of the persons indicated above to continue to serve as common share Directors. Each Board knows of no reason why these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the affected Fund's Board may recommend.

The Directors, including the Independent Directors, unanimously recommend that shareholders vote "FOR" the continuation of the term of the Directors under the Corporate Governance Policies.

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors under consideration of continuation of term under the Corporate Governance Policies, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Nominees for Director:
P. Gerald Malone** † c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	FCO Chairman of the Board; IAF Class II Director; FCO Class I Director	IAF, FCO Terms expire 2020. FCO Director since 2005; IAF Director since 2008.	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) (from March 2007 to February 2018); and fluidOil Ltd. (oil services) (from September 2015 to June 2018; U.S. company Rejuvenan llc (wellbeing services) (from December 2015 to September 2017); Chairman of UK company, Ultrasis plc (healthcare software services company) (from January 1999 to October 2014)..	29	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) (from 2015 to 2017).
Peter D. Sacks† c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1945	IAF, FCO Class II Director	IAF Term expires 2020; FCO Term expires 2021. FCO Director since 1992; IAF Director since 1999.	Mr. Sacks served as a Founder and Investment Counsellor at Citadel Asset Management Inc. (investment management) (from 2015 to 2017). Previously he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) (from 1988 to 2015).	25	None
Moritz Sell** † c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	IAF, FCO Class I Director	FCO Term expires 2020; IAF Term expires 2022. IAF Director since 2004. FCO Director since 2018.	Mr. Sell has been a Principal at Edison Holdings 3 GmbH (commercial real estate and venture capital) (since 2015). In addition, Mr. Sell currently serves as Senior Advisor to Markston International LLC (an independent asset manager).	3

Director of Swiss Helvetia Fund, Inc. Director of Aberdeen Greater China Fund, Inc. (from 2012 to 2018) and Aberdeen Singapore Fund, Inc. (from 2011 to 2018). Director of High Income Securities Fund (since 2018).

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors whose terms of office continue beyond the Annual Meeting:
Neville J. Miles** † 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	IAF Chairman of the Board; IAF Class I Director; FCO Class III Director	IAF, FCO Terms expire 2022. IAF Director since 1996; FCO Director since 1999.	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	25	Director and Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment) (since 1994).
William J. Potter** c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	IAF Class III Director; FCO Class II Director	IAF, FCO Terms expire 2021. IAF Director since 1985; FCO Director since 1992.	Mr. Potter has been the Chairman of Arrow Robotics Ltd (technology) (since 2017) and is the non-executive Chairman of Howell Biopharma Ltd (health care) (since 2018). He was president of Meredith Financial Group (from 2004 to 2016) and an officer of Ridgewood Group International Ltd. (from 2012 to 2015).	3

Director of Arrow Robotic Ltd. (Chairman) and Alexandria Bancorp (international banking and trustee services) (since March 2017. Director of Howell Biopharma Ltd (since 2018); Director of Meredith Financial Group Inc. (Chairman) (investment management) (from 2004 to 2016), Meredith Portfolio Management Inc. from (from 2004 to 2016) and Robert R. Meredith & Co, Inc. (broker dealer) (from 2006 to 2016).

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Interested Director whose term of office continues beyond the Annual Meeting:
Martin J. Gilbert†† Aberdeen Asset Management PLC 10 Queen's Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	FCO Class III Director; IAF Class III Director; FCO, IAF Vice President	FCO Term expires 2022; IAF Term expires 2021 FCO Director since 2001; IAF Director since 2019

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority's Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

				28	Director of The Asia Tigers Fund, Inc. (from 2012 to 2018).

*  Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 22 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 4 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager or Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same "Fund Complex" as the Fund.

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit and Valuation Committee.

††  Deemed to be an Interested Director of the Funds because of his affiliation with the Funds' Investment Manager and Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS

Each Board believes that each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with ASIAL, ASI Aus and AAML, as applicable, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Director can make to the respective Board on which he serves and to the Fund(s). A Director's ability to perform his duties effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Gilbert, Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. and director roles within the Aberdeen complex, board experience with other public companies and investment trusts; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; and Mr. Sell, director and executive experience at an investment banking and trading firm and board experience with another closed-end fund outside of the Aberdeen complex.

Each Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out a Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Kenneth Akintewe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	FCO Vice President	Since 2014	Currently, Head of Asian Sovereign Debt for ASIAL. Mr. Akintewe joined Aberdeen in 2002.

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	FCO, IAF Chief Compliance Officer and Vice President—Compliance	Since 2017

Currently, Chief Risk Officer—Americas for ASI. Prior to joining the compliance department, he was a member of ASI's legal department where he served as US Counsel and worked primarily on matters relating to ASI's registered funds. Mr. Andolina joined Aberdeen in 2012.

Mark Baker** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1981	FCO Vice President	Since 2019	Currently, an Investment Director within the Emerging Markets Debt team at ASI. Mr. Baker joined ASI in 2012
Jeffrey Cotton** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	FCO, IAF Vice President, Compliance	Since 2011	Currently, Chief Risk Officer—Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010 as Head of Compliance—Americas.
Sharon Ferrari** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	FCO, IAF Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager—US for ASI. Ms. Ferrari joined ASI as a Senior Fund Administrator in 2008.
Martin J. Gilbert** Standard Life Aberdeen PLC Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1955	FCO, IAF Vice President	Since 2008	Please see information in the Directors' chart above.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	FCO, IAF Vice President	Since 2009

Currently, Director, Vice President and Head of Product & Client Solutions—Americas for ASI, overseeing Product Management and Product Development for ASI's registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of ASI and joined ASI in 2000.

Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	FCO, IAF Vice President	Since 2015

Currently, Chairman—Americas of Standard Life Aberdeen plc (since 2018). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014)

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Matthew Keener** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	FCO, IAF Assistant Secretary	Since 2008	Currently, Senior Product Manager for ASI. Mr. Keener joined ASI in 2006 as a Fund Administrator.
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	FCO, IAF Vice President, Secretary	Since 2008	Currently, Head of Product Management for ASI (since 2009). Ms. Kennedy joined ASI in 2005.
Jason Kururangi Aberdeen Standard Investments Australia Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1986	IAF Vice President	Since 2017	Currently, Investment Manager on the Australian Equities desk for ASI Aus. Mr. Kururangi joined Aberdeen Asset Managers Limited in 2011.
Lin-Jing Leong** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1987	FCO Vice President	Since 2017	Currently, Investment Manager for ASIAL. Ms. Leong joined Aberdeen in 2013 from the Reserve Management section of the Central Bank of Malaysia.
Michelle Lopez Aberdeen Standard Investments Australia Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1982	IAF—Vice President	Since 2019	Currently, Head of Australian Equities on the Australian Equities team. Ms. Lopez joined ASI Aus in March 2004.
Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	FCO Vice President	Since 2011

Currently, Head of Asian Fixed Income for ASIAL. Mr. McCabe joined ASIAL in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	FCO, IAF Treasurer	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas for ASI. Ms. Melia joined ASI in 2009.

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	FCO, IAF President	Since 2009

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the U.S. Mr. Pittard is qualified as a Chartered Accountant and a fellow of the Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the U.S. Mr. Pittard joined ASI in 1998.

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	FCO, IAF Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for ASI. Ms. Sitar joined ASI in 2007.

*  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by each Board.

**  Messrs. Akintewe, Andolina, Baker, Cotton, Gilbert, Goodson, Hendry, Keener, McCabe and Pittard and Mses. Ferrari, Kennedy, Leong, Melia and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Funds (which currently consists of 22 portfolios) and Aberdeen Standard Investments ETFs (which currently consists of 4 portfolios)each of which may also be deemed to be a part of the same "Fund Complex."

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Director or Nominee	Dollar Range of Equity Securities Owned in Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(2)
Independent Directors/Nominees:
P. Gerald Malone	FCO: C	D
IAF: B
Neville J. Miles	FCO: C	C
IAF: B
William J. Potter	FCO: B	C
IAF: B

Name of Director or Nominee	Dollar Range of Equity Securities Owned in Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(2)
Peter D. Sacks	FCO: B	C
IAF: B
Moritz Sell	FCO: B	E
IAF: B
Interested Director:
Martin Gilbert	FCO: B	C

(1)  This information has been furnished by each Director as of October 31, 2019. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Manager or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of February 28, 2020, each Fund's Directors and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of February 28, 2020, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager, Investment Adviser or Sub-Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Funds. As of October 31, 2019, Mr. Pittard and Ms. Melia did not own shares of the Funds' common stock.

BOARD AND COMMITTEE STRUCTURE

The Board of FCO is currently composed of five Independent Directors and one Interested Director, Martin J. Gilbert. The Board of IAF is currently composed of five Independent Directors and one Interested Director, Martin J. Gilbert. Each Fund's bylaws provide that the Board to be elected by holders of a Fund's common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

The Board of FCO has appointed Mr. Malone, an Independent Director, as Chairman. The Board of IAF has appointed Mr. Miles, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board holds regular quarterly meetings each year to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit and Valuation Committee, a Contract Review Committee, a Nominating and Corporate Governance Committee, a Cost Review Committee and a Leverage

Committee (FCO only) (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Nominating and Corporate Governance Committee and each Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also "independent" within the meaning of the NYSE MKT listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

Each Fund's Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of each Fund's Audit and Valuation Committee are Messrs. P. Gerald Malone, Neville J. Miles, Peter D. Sacks and Moritz Sell.

Each Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee, the current copy of which is available on each Fund's respective website at http://www.aberdeenfco.com and http://www.aberdeeniaf.com.

Each Audit and Valuation Committee oversees the activities of its Fund's Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund's Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. Each Board has delegated to its Audit and Valuation Committee the responsibility of determining the fair value of its Fund's securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

Each Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, reviewing or amending the Fund's management agreement, advisory agreement, sub-advisory agreement (if applicable), administration agreement, investor relations services agreement and other agreements. The members of each Fund's Contract Review Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter, Peter D. Sacks and Moritz Sell.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

Each Fund's Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund's Investment Manager, Investment Adviser and Sub-Adviser, as appropriate, and other principal service providers. Each Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to its respective Board at the time of each Board's December meeting. Each Nominating and Corporate Governance Committee also periodically reviews director compensation and will recommend any appropriate changes to the Boards as a group. Each Nominating and Corporate Governance Committee also reviews and may make recommendations to its respective Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. Each Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is on each Fund's respective website at http://www.aberdeenfco.com and http://www.aberdeeniaf.com. The members of each Fund's Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter and Moritz Sell.

Each Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. Each Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Manager, Investment Adviser or Sub-Adviser or their affiliates, as appropriate. Each Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by its Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating and Corporate Governance Committees have not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and a Board's diversity, the Committees generally consider the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. Each Committee may also consider other factors or attributes as they may determine appropriate in their judgment. Each Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Each Fund's bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years' experience in any of investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

Each Fund's bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund's Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year's proxy statement. Any shareholder may obtain a copy of the Funds' bylaws by calling the Investor Relations department of Aberdeen Standard Investments Inc., the Funds' investor relations services provider, toll-free at 1-800-522-5465, or by sending an e-mail to Aberdeen Standard Investments Inc. at InvestorRelations@aberdeenstandard.com.

Cost Review Committee

Each Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of each Fund's Cost Review Committee are Messrs. Neville J. Miles, William J. Potter, Peter D. Sacks and Moritz Sell.

Leverage Committee (FCO)

The Leverage Committee monitors the Fund's leverage and reviews leverage options for the Fund. The members of FCO's Leverage Committee are Messrs. P. Gerald Malone, William J. Potter and Peter D. Sacks.

Board Oversight of Risk Management

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board's general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of ASIAL, who carries out each Fund's investment management and business affairs, and also by ASI Aus and AAML, as applicable, and other service providers in connection with the services they provide to the Funds. Each of ASIAL, ASI Aus and AAML, as applicable, and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, ASIAL, ASI Aus and AAML, as applicable, and each Fund's other service providers (including the Funds' transfer agent), the Funds' Chief Compliance Officer, and the Funds' independent registered public accounting firm, legal counsel to the Funds, as appropriate, relating to the operations of the Funds. The Boards also require ASIAL to report to the Boards on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal Year 2019

During the Funds' fiscal year ended October 31, 2019, the Boards of FCO and IAF each held four regular meetings, the Audit and Valuation Committee of FCO and IAF each held three meetings; the Nominating and Corporate Governance Committee of FCO and IAF each held one meeting; the Contract Review Committee of FCO and IAF each held one meeting; the Cost Review Committee of FCO and IAF each held one meeting; and the Leverage Committee of FCO held four meetings. During the fiscal year ended October 31, 2019, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he served.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o Aberdeen

Standard Investments Inc., the Funds' investor relations service provider, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o Aberdeen Standard Investments Inc. at InvestorRelations@aberdeenstandard.com.

Director Attendance at Annual Meetings of Shareholders

Generally, in the event that any of the Funds' Directors are geographically close to the site of an annual meeting of shareholders at the time of such meeting, one or more of such Directors may attend the meeting. However, since a majority of the Funds' Directors reside outside of the United States, the Funds recognize that it would be impractical for most Directors to attend such meetings in person and would create a significant expense for the Funds to require the Directors to attend such meetings. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of shareholders and that, historically, few shareholders have attended the annual meetings in person, the Funds have not established a policy with respect to Director attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT AND VALUATION COMMITTEES; INFORMATION REGARDING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Audit and Valuation Committee has selected, and each Fund's Independent Directors have ratified the selection of, KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Funds for the fiscal year ending October 31, 2020. Representatives from KPMG are not expected to be present at the Meetings to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond to questions raised by shareholders, if any, during the Meetings.

Each Audit and Valuation Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB") regarding KPMG's communications with the Audit and Valuation Committee concerning independence, and have discussed with KPMG its independence. Each Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed matters with KPMG required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing, each Audit and Valuation Committee recommended to its Board that the Fund's audited financial statements be included in the respective Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2019.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Funds' two most recent fiscal years ended October 31:

	2019		2018
	FCO	IAF	FCO	IAF
Audit Fees	$73.080	$55,000	$73.080	$55,000
Audit-Related Fees	$0	$0	$0	$0
Tax Fees(1)	$7,610	$7,610	$7,610	$7,610
All Other Fees	None	None	None	None

(1) The Tax Fees are for the completion of the Funds' federal and state tax returns.

For the fiscal year ended October 31, 2019, KPMG billed $620,047 for aggregate non-audit fees for services to the Investment Manager, Investment Adviser and Sub-Adviser of FCO and IAF. For the fiscal year ended

October 31, 2019, KPMG billed $745,960 for aggregate non-audit fees for services to the Investment Manager, Investment Adviser and Sub-Adviser of FCO and IAF.

All of the services described in the table above were pre-approved by the relevant Audit and Valuation Committee.

Each Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Audit and Valuation Committee members of the Board and ratified by the entire Board, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), of the Fund for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Manager, Investment Adviser or Sub-Adviser, if applicable, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. Each Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Manager that the Fund, Investment Manager or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Each Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager, Investment Adviser, or Sub-Adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Directors by each Fund and by the Fund Complex of which the Funds are a part for the fiscal year ended October 31, 2019. Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation directly from the Funds or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Name of Director	Aggregate Compensation from Fund Fiscal Year Ended October 31, 2019		Total Compensation From Fund and Fund Complex Paid To Directors*
	FCO	IAF
Independent Directors:
P. Gerald Malone	$59,000	$36,000	$400,000	(29)
Neville J. Miles	$36,667	$57,667	$241,500	(25)
William J. Potter	$46,667	$36,667	$132,500	(3)
Peter D. Sacks	$47,333	$43,333	$244,500	(25)
Moritz Sell	$34,216	$36,667	$111,264	(3)

Name of Director	Aggregate Compensation from Fund Fiscal Year Ended October 31, 2019		Total Compensation From Fund and Fund Complex Paid To Directors*
	FCO	IAF
Interested Directors:
Martin J. Gilbert	N/a	N/a	N/a (28)
Hugh Young**	N/a	N/a	N/a (2)

*  The number in parentheses indicates the total number of funds in the Fund Complex on which the Director serves or served at any time during the fiscal year ended October 31, 2019.

**  Mr. Young resigned as a director of IAF effective December 12, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds' officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of a Fund's outstanding securities ("Reporting Persons") to electronically file reports of ownership of that Fund's securities and changes in such ownership with the SEC and the NYSE MKT.

Based solely on its review of such forms filed on EDGAR and written representations from certain Reporting Persons, the Funds' Reporting Persons complied with all applicable filing requirements in a timely manner during the fiscal year ended October 31, 2019.

Relationship of Directors or Nominees with the Investment Manager, Investment Adviser, Sub-Adviser and Administrator

Aberdeen Standard Investments (Asia) Limited serves as the Investment Manager to the Funds pursuant to management agreements dated as of as of June 7, 2006 for FCO, and as of March 8, 2004 for IAF. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Standard Investments Australia Limited serves as the Investment Adviser to the Funds pursuant to advisory agreements dated as of as of June 7, 2006 for FCO, and as of March 8, 2004 for IAF. The Investment Adviser is an Australian corporation with its registered offices located at Level 10, 255 George Street, Sydney, NSW 2000, Australia. Aberdeen Asset Managers Limited serves as the Sub-Adviser to FCO pursuant to a sub-advisory agreement dated March 1, 2012. The Sub-Adviser , with its registered office at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG, is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. The Investment Manager, Investment Adviser and Sub-Adviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scottish company. The registered offices of Aberdeen PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (the "Merger") closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Following the Merger, the Funds' Investment Manager, Investment Adviser, Sub-Adviser and Administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. Mr. Martin Gilbert, a Director and Vice President of the Funds, also serves as Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments. Mr. Gilbert is also a shareholder of Standard Life Aberdeen plc.

Aberdeen Standard Investments Inc. ("ASI"), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, serves as the Funds' administrator. ASI is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. ASI also provides investor relations services to the Funds under an investor relations services agreement. Messrs. Andolina, Cotton, Goodson, Hendry and Mmes. Melia and Sitar, who serve as officers of the Funds, are also directors and/or officers of ASI.

EACH FUND'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR FOR THE RELEVANT FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Funds, the Investment Manager, the Investment Adviser, the Sub-Adviser (in the case of FCO) or the Funds' Administrator.

AST Fund Solutions, LLC ("AST") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $1,750 (FCO) and $3,600 (IAF) and be reimbursed for its reasonable expenses. Total payments to AST are expected to be between $5,000 and $10,000.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about March 9, 2020. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the date of the Meeting approaches, certain shareholders of a Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of February 28, 2020, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of IAF and FCO because they possessed or shared voting or investment power with respect to IAF or FCO's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
IAF	Common	First Trust Portfolios L.P. 120 East Liberty Drive Wheaton, IL 60187	4,586,573	20.17%
IAF	Common	1607 Capital Partners LLC 4991 Lake Brook Dr Suite 125 Richmond VA, 23219	1,194,832	5.25%
FCO	Common	First Trust Portfolios L.P. 120 East Liberty Drive Wheaton, IL 60187	1,231,380	14.11%

Shareholder Proposals. If a shareholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Shareholders of the Funds to be held in 2021 and desires to have the proposal included in the Funds' proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Funds at the office of the Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than November 9, 2020.

Shareholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Shareholders of the Funds to be held in 2021 which they do not wish to be included in the Funds' proxy materials must send written notice of such proposals to the Secretary of the Funds at the office of the Fund, 1900 Market Street Suite 200, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than October 10, 2020 and no later than 5:00 p.m., Eastern Time, on November 9, 2020 in the form prescribed from time to time in the Funds' bylaws; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposal set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

Megan Kennedy, Secretary
Aberdeen Global Income Fund, Inc.
Aberdeen Australia Equity Fund, Inc.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on April 24, 2020

Please detach at perforation before mailing.

PROXY	ABERDEEN AUSTRALIA EQUITY FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 24, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Australia Equity Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Matthew Keener, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Australia Equity Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Friday, April 24, 2020, at 9:30 a.m. Eastern Time, at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

IAF_31200_022420

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Australia Equity Fund, Inc.

Shareholders Meeting to Be Held on Friday, April 24, 2020, at 9:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenIAF.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 9, 2020 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals
1.	To elect two Class II Directors to the Board of Directors to serve until the 2023 Annual Meeting of Shareholders.
		FOR	AGAINST	ABSTAIN
	01. Peter D. Sacks	☐	☐	☐
	02. P. Gerald Malone	☐	☐	☐

2.	Consideration of Continuation of Term for Directors under the Corporate Governance Policies: (Class I Director, three-year terms ending 2022)
		FOR	AGAINST	ABSTAIN
	01. Neville J. Miles	☐	☐	☐
	02. Moritz Sell	☐	☐	☐

Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on April 24, 2020

Please detach at perforation before mailing.

ABERDEEN GLOBAL INCOME FUND, INC.

PROXY	ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 24, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Global Income Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Matthew Keener, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Global Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Friday, April 24, 2020, at 10:00 a.m. Eastern Time, at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

FCO_31200_022420

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Global Income Fund, Inc.

Shareholders Meeting to Be Held on Friday, April 24, 2020, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenFCO.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 9, 2020 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals
1.	To elect two Class I Directors to the Board of Directors to serve until the 2023 Annual Meeting of Shareholders.
		FOR	AGAINST	ABSTAIN
	01. P. Gerald Malone	☐	☐	☐
	02. Moritz Sell	☐	☐	☐

2.	Consideration of Continuation of Term for Directors under the Corporate Governance Policies: (Class III Director, three-year terms ending 2022)
		FOR	AGAINST	ABSTAIN
	01. Neville J. Miles	☐	☐	☐

Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

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